Exhibit 10

                                      BB&T

                     AMENDED AND RESTATED GUARANTY AGREEMENT

BRANCH BANKING AND TRUST COMPANY                                 October 7, 2002

Dear Sirs:

As an inducement to Branch Banking and Trust Company ("Bank") to extend credit to and to otherwise deal with Community Resource Mortgage, Inc. (formerly known as Resource Mortgage, Inc.) ("Borrower") and in consideration thereof, the undersigned (and each of the undersigned jointly and severally if more than one) hereby absolutely and unconditionally guarantees to Bank and its successors and assigns the due and punctual payment of any and all notes, drafts, debts, obligations and liabilities, primary or secondary (whether by way of endorsement or otherwise), of Borrower, at any time, now or hereafter, incurred with or held by Bank, together with interest, as and when the same become due and payable, whether by acceleration or otherwise, in accordance with the terms of any such notes, drafts, debts, obligations or liabilities or agreements evidencing any such indebtedness, obligation or liability including all renewals. extensions and modifications thereof. The obligation of the undersigned is a guarantee of payment and not of collection.

         The undersigned is Bank's debtor for all indebtedness, obligations and liabilities for which this Guaranty is made, and Bank shall also at all times have the right of set-off against any deposit account of the undersigned with Bank in the same manner and to the same extent that the right of set-off may exist against the Borrower.

         It is understood that any such notes, drafts, debts, obligations and liabilities may be accepted or created by or with Bank at any time and from time to time without notice to the undersigned, and the undersigned hereby expressly waives presentment, demand, protest, and notice of dishonor of any such notes, drafts, debts, obligations and liabilities or other evidences of any such indebtedness, obligation or liability.

         Bank may receive and accept from time to time any securities or other property as a collateral to any such notes, drafts, debts, obligations and liabilities, and may surrender, compromise, exchange and release absolutely the same or any part thereof at any time without notice to the undersigned and without in any manner affecting the obligation and liability of the undersigned hereby created. The undersigned agrees that Bank shall have no obligation to protect, perfect, secure or insure any security interests, liens or encumbrances now or hereafter held for the indebtedness, obligations and liabilities for which this Guaranty is made.

         This obligation and liability on the part of the undersigned shall be a primary, and not a secondary, obligation and liability, payable immediately upon demand without recourse first having been had by Bank against the Borrower or any other guarantor, person, firm or corporation, and without first resorting to any property held by Bank as collateral security; and the undersigned hereby waives the benefits of all provisions of law for stay or delay of execution or sale of property or other satisfaction of judgment against the undersigned on account of obligation and liability hereunder until judgment be obtained therefor against the Borrower and execution thereon returned unsatisfied, or until it is shown that the Borrower has no property available for the satisfaction of the indebtedness, obligation or liability guaranteed hereby, or until any other proceedings can be had; and the undersigned further agrees that the undersigned is responsible for any obligation or debt, or portion thereof, of the Borrower to the Bank which has been paid by the Borrower to the Bank and which the Bank is subsequently required to return to the Borrower or a trustee for the Borrower in any bankruptcy or insolvency proceeding; and the undersigned further agrees that none of the undersigned shall have any right of subrogation, reimbursement or indemnity whatsoever, nor any right of recourse to security from the debts and obligations of the Borrower to Bank unless and until all of the debts and obligations of the Borrower to Bank have been paid in full. The undersigned hereby waives any claim or right to be a creditor of the Borrower's bankruptcy estate which may arise upon payment by the undersigned of any obligation under this Guaranty.
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Check applicable box:

[ ] This Guaranty is unlimited and applies to all indebtedness of Borrower, whether now existing or hereinafter arising.

[X] This Guaranty applies to all indebtedness of Borrower evidenced by its amended and restated promissory note number 1 dated October 7, 2002 (including all extensions, renewals, and modifications thereof) in the principal amount of $14,000,000.00

[ ] This Guaranty is limited to an amount of $______________ plus accrued interest, late fees, costs of collection (including attorneys' fees) and all other obligations and indebtedness which may accrue or be incurred with respect to the Borrower's indebtedness and obligations to Bank.

         To secure the payment of all obligations of the undersigned hereunder, the undersigned hereby grants a security interest and lien in the following goods and property owned by the following undersigned: N/A-------------------
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-----------------------------------------------------------------("Collateral").

The undersigned hereby agrees to execute and deliver to Bank any security agreement, deed of trust, mortgage, UCC financing statement, or other document required by the Bank in order to protect its security interest or lien in the Collateral. This document shall constitute a security agreement under the Uniform Commercial Code of South Carolina ("Code"), and in addition to having all other legal rights and remedies, the Bank shall have all rights and remedies of a secured party under the Code.

         This agreement shall inure to the benefit of Bank, its successors and assigns, and the owners and holders of any of the indebtedness, obligations and liabilities hereby guaranteed, and shall remain in force until a written notice revoking it has been received by Bank; but such revocation shall not release the undersigned from liability to Bank, its successors and assigns, or the owners and holders of any of the indebtedness, obligations and liabilities hereby guaranteed, for any indebtedness, obligation or liability of the Borrower which is hereby guaranteed and then in existence or from any renewals, extensions or modifications thereof in whole or in part, whether such renewals, extensions or modifications are made before or after such revocation, with or without notice to the undersigned. The undersigned waives presentment, demand, protest and notices of every kind and assents to any one or more extensions, modifications, renewals or postponements of the time or amount of payment or any other indulgences given to Borrower. The undersigned shall be responsible for and shall reimburse the Bank for all costs and expenses incurred by the Bank in connection with the enforcement of this Guaranty or the protection or preservation of any right or claim of the Bank in connection herewith, including without limitation costs and expenses incurred by the Bank in connection with its attempts to collect the indebtedness, obligations, and liabilities guaranteed hereby. Cost and expenses shall include reasonable attorneys' fees which the undersigned agrees shall be equal to 15% of the principal and interest outstanding at the time of action by Lender described above, unless the actual attorney' fees incurred, based upon Bank's counsel's normal hourly fees chargeable to Bank, shall be greater than 15% of principal and interest in which case such billed amount based on such hourly rate shall be the attorneys' fee payable hereunder.

         If the Borrower is a corporation, this instrument covers all indebtedness, obligations and liabilities to Bank purporting to be made or undertaken on behalf of such corporation by any such officer or agent of said corporation without regard to the actual authority of such officer or agent. The term "corporation" shall include associations of all kinds and all purported corporations, whether correctly and legally chartered and organized.

         This Guaranty is made in and shall be construed in accordance with the laws and judicial decisions of the State of South Carolina. The undersigned agrees that any dispute arising out of this Guaranty shall be adjudicated in

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either the state or federal courts of South Carolina and in no other forum.  For that purpose, the undersigned hereby submits to the jurisdiction of the state and/or federal courts of South Carolina. The undersigned waives any defense that venue is not proper for any action brought in any federal or state court in the State of South Carolina.

         This Guaranty amends and restates, and acts in lieu of and supercedes, the Guaranty Agreement dated as of November 1, 2001 by the undersigned in favor of the Bank.

Waiver of Appraisal Rights. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. TO THE FULLEST EXTENT PERMITTED BY LAW AND AS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOAN, GUARANTOR HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE MORTGAGED PROPERTY.

Witness the signature and seal of each of the undersigned.

                              [SIGNATURES OMITTED]





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